UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 28, 2012

Date of report (Date of earliest event reported)

Wireless Ronin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 Baker Road, Suite 475

Minnetonka, Minnesota 55345

(Address of principal executive offices, including zip code)

(952) 564-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On June 28, 2012, Gregory T. Barnum notified us that he would be resigning from his position as a director of the Company, effective July 1, 2012.

ITEM 8.01 OTHER EVENTS.

In connection with Mr. Barnum’s resignation, we have changed the composition of our Audit Committee as follows: Kent O. Lillimoe, previously a member of the Audit Committee, will serve as its Chair, and Stephen F. Birke will join the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2012	Wireless Ronin Technologies, Inc.

	By	/s/ Scott N. Ross
Scott N. Ross Senior Vice President, General Counsel and Secretary